Exhibit 4

The name, residence or business address and present principal occupation of each director and executive officer of each Reporting Person as of the date of this filing (the “Covered Individuals”) is set forth below. All of the Covered Individuals are citizens of the Federative Republic of Brazil.

BNDESPAR Name	Residence or Business address	Present principal occupation or employment
Uallace Moreira Lima	Av. República do Chile, 100 - Centro, Rio de Janeiro, R.J. - CEP: 20.031-917	Director
Arthur Cesar Vasconcelos Koblitz	Same as above	Director
Carlos Afonso Nobre	Same as above	Director
Clarice Costa Calixto	Same as above	Director
Clemente Ganz Lúcio	Same as above	Director
Guilherme Santos Mello	Same as above	Director
Izabella Mônica Vieira Teixeira	Same as above	Director
Maria Laura da Rocha	Same as above	Director
Nelson Edgar Leite	Same as above	Director
Robinson Sakiyama Barreirinhas	Same as above	Director
Helena Tenório Veiga de Almeida	Same as above	Executive Officer
Tereza Helena Gabrielli Barreto Campello	Same as above	Executive Officer
Alexandre Correa Abreu	Same as above	Executive Officer
Maria Fernanda Ramos Coelho	Same as above	Executive Officer
Luciana Aparecida da Costa	Same as above	Executive Officer
Walter Baère de Araújo Filho	Same as above	Executive Officer
José Luís Pinho Leite Gordon	Same as above	Executive Officer
Nelson Henrique Barbosa Filho	Same as above	Executive Officer
Jean Keiji Uema	Same as above	Executive Officer
Aloizio Mercadante Oliva	Same as above	President
BNDES
Uallace Moreira Lima	Av. República do Chile, 100 - Centro, Rio de Janeiro, R.J. - CEP: 20.031-917	Director
Arthur Cesar Vasconcelos Koblitz	Same as above	Director
Carlos Afonso Nobre	Same as above	Director
Clarice Costa Calixto	Same as above	Director
Clemente Ganz Lúcio	Same as above	Director
Guilherme Santos Mello	Same as above	Director
Izabella Mônica Vieira Teixeira	Same as above	Director
Maria Laura da Rocha	Same as above	Director
Nelson Edgar Leite	Same as above	Director
Robinson Sakiyama Barreirinhas	Same as above	Director
Helena Tenório Veiga de Almeida	Same as above	Executive Officer
Tereza Helena Gabrielli Barreto Campello	Same as above	Executive Officer
Alexandre Correa Abreu	Same as above	Executive Officer
Maria Fernanda Ramos Coelho	Same as above	Executive Officer
Luciana Aparecida da Costa	Same as above	Executive Officer
Walter Baère de Araújo Filho	Same as above	Executive Officer
José Luís Pinho Leite Gordon	Same as above	Executive Officer
Nelson Henrique Barbosa Filho	Same as above	Executive Officer
Jean Keiji Uema	Same as above	Executive Officer
Aloizio Mercadante Oliva	Same as above	President